Exhibit 4.1

C0000000230 M

104598

SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITE AU VERSO

Number

00000000

CSAE_WIP_XCXQ_C02.mtl.pulls/000001/000001/i

Shares

****0*********

*****0********

******0*******

*******0******

********0*****

CUSIP 83578Q209

ISIN CA83578Q2099

SEE REVERSE FOR CERTAIN DEFINITIONS

sophiris

A BRITISH COLUMBIA COMPANY

THIS CERTIFIES THAT

SPECIMEN

**SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q20900000000S0PHIRIS*BIO*INC. zero****SPECIMEN83578Q209

IS THE REGISTERED HOLDER OF

***0***

**083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero** **083578Q20900000000S0PHIRIS*BIO*INC.zero****083578Q20900000000S0PHIRIS*BIO*INC.zero**

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

SOPHIRIS BIO INC.

in the Authorized share structure of the above named Company subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia.

Dated: May 22, 2013

President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (GOLDEN CO)

TRANSFER AGENT AND REGISTRAR

OR

COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY OF CANADA (VANCOUVER) (TORONTO)

TRANSFER AGENT AND REGISTRAR

Chief Financial Office

By

Authorized Officer

By

Authorized Officer

The shares represented by this certificate are transferable at the offices of Computershare Trust Company of Canada in Vancouver, BC; Toronto, ON and Computershare Trust Company, N.A. in Golden, CO.

VOID VOID

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:
TEN COM	-	as tenants in common	(Name) CUST (Name) UNIF	- (Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act
TEN ENT	-	as tenants by the entireties	GIFT MIN ACT (State)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

Insert name and address of transferee

shares

represented by this certificate and does hereby irrevocably constitute and appoint the attorney

of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises.

DATED:
	Signature of Shareholder	Signature of Guarantor

Signature Guarantee:

The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.

In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.